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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 21, 2005
                        (date of earliest event reported)


                            DARDEN RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-13666


               Florida                                          59-3305930
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                 5900 Lake Ellenor Drive, Orlando, Florida 32809
          (Address of principal executive offices, including zip code)

                                 (407) 245-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

Darden Restaurants, Inc. issued a news release dated September 22, 2004, entitled "Darden Restaurants Reports a 20% Increase in First Quarter Diluted Net Earnings Per Share to 53 Cents; Increases Semi-Annual Dividend 400% to 20 Cents Per Share; Re-Affirms Annual Earnings Guidance," a copy of which is furnished herewith as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K,  including
Exhibit 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

At the Annual Meeting of Shareholders held on September 21, 2005, the shareholders of the Company took the following actions:

     1. Elected 14 directors: Leonard L. Berry; Odie C. Donald; David H. Hughes; Charles A. Ledsinger, Jr.; Joe R. Lee; William M. Lewis, Jr.; Senator Connie Mack, III; Andrew H. (Drew) Madsen; Clarence Otis, Jr.; Michael D. Rose; Maria
A. Sastre; Jack A. Smith; Blaine Sweatt, III; and Rita P. Wilson.

     2. Approved the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending May 28, 2006.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

         The following exhibit is being furnished with this Current Report:

         Exhibit Number
         (by reference to
         Item 601 of
         Regulation S-K)   Description

              99 Press Release dated September 22, 2005, entitled "Darden Restaurants Reports a 20% Increase in First Quarter Diluted Net Earnings Per Share to 53 Cents; Increases Semi-Annual Dividend 400% to 20 Cents Per Share; Re-Affirms Annual Earnings Guidance."


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DARDEN RESTAURANTS, INC.




                                          By: /s/ Paula J. Shives
                                             -------------------------
                                              Paula J. Shives
                                              Senior Vice President, General
                                              Counsel and Secretary




Date:  September 22, 2005


















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                                  EXHIBIT INDEX


Exhibit Number           Description of Exhibit

    99 Press Release dated September 22, 2005, entitled "Darden Restaurants Reports a 20% Increase in First Quarter Diluted Net Earnings Per Share to 53 Cents; Increases Semi-Annual Dividend 400% to 20 Cents Per Share; Re-Affirms Annual Earnings Guidance."

















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